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                                                                    EXHIBIT 10.1

                               FIRST AMENDMENT TO
                       WEST POINTE BANK AND TRUST COMPANY
                      DIRECTOR'S DEFERRED COMPENSATION PLAN


        West Pointe Bank And Trust Company (the "Company") hereby adopts this First Amendment (this "Amendment") to the West Pointe Bank And Trust Company Director's Deferred Compensation Plan effective January 1, 2006.

                                    RECITALS

                A. The Company adopted the West Pointe Bank And Trust Company Director's Deferred Compensation Plan (the "Plan") on December 9th, 1992.

                B. The Company desires to amend the interest rate payable on deferred balances as provided in the Plan.

                NOW, THEREFORE, it is hereby agreed as follows:

                1. Interest Rate on Deferred Balances. The references to "eight percent (8%)" in Section 1.12, Section 3.1(b) and Section 7.3 of the Plan shall be replaced with "six percent (6%)".

                2. Ratification. Except as set forth above, all terms and conditions of the Plan shall remain in full force and effect.

                IN WITNESS WHEREOF, the Company adopts this First Amendment to the West Pointe Bank And Trust Company Director's Deferred Compensation Plan effective as of the date first written above.

WEST POINT BANK AND TRUST COMPANY


By:  /s/  Terry W. Schaefer
    -------------------------------------------------
Title:  President and CEO



ATTEST:

/s/ J.  E.  Cruncleton
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